Questions? Call 1-833-200-3811, email info@PPCStockholdersLitigation.com, or visit www.PPCStockholdersLitigation.com EXHIBIT B IN THE COURT OF CHANCERY OF THE STATE OF DELAWARE CITY OF MIAMI BEACH FIRE AND POLICE PENSION FUND and BRUCE TAYLOR, on behalf of themselves and all other similarly situated stockholders of Pilgrim’s Pride Corporation Plaintiffs, v. JBS WISCONSIN PROPERTIES, LLC, JBS USA FOOD COMPANY, JBS USA FOOD COMPANY HOLDINGS, JBS, S.A., GILBERTO TOMAZONI, WESLEY MENDONÇA BATISTA, JOESLEY MENDONÇA BATISTA, ANDRE NOGUEIRA DE SOUZA, AJAY MENON, FARHA ASLAM, RAUL PADILLA, WALLIM CRUZ DE VASCONCELLOS JR., and ARQUIMEDES A. CELIS, Defendants, -and- PILGRIM’S PRIDE CORPORATION, Nominal Defendant. C.A. No. 2025-0828-PAF NOTICE OF PENDENCY AND PROPOSED SETTLEMENT OF DERIVATIVE AND CLASS ACTION, SETTLEMENT HEARING, AND RIGHT TO APPEAR The Court of Chancery of the State of Delaware authorized this Notice. This is not a solicitation from a lawyer.

Questions? Call 1-833-200-3811, email info@PPCStockholdersLitigation.com, or visit www.PPCStockholdersLitigation.com 2 NOTICE OF PENDENCY OF DERIVATIVE AND CLASS ACTION:1 Please be advised that your rights will be affected by the above-captioned consolidated stockholder derivative and class action (the “Action”) pending in the Court of Chancery of the State of Delaware (the “Court”) if you: (i) held shares of Pilgrim’s Pride Corporation (“Pilgrim’s Pride” or the “Company”) common stock that were issued and outstanding between, and including September 1, 2024 and December 30, 2024; and/or (ii) currently hold Pilgrim’s Pride common stock (with respect to any right to bring a claim derivatively on behalf of Pilgrim’s Pride). NOTICE OF SETTLEMENT: Please also be advised that: (i) plaintiffs City of Miami Beach Fire and Police Pension Fund and Bruce Taylor (together, “Plaintiffs”), on behalf of themselves and the Settlement Class (defined below) and derivatively as stockholders of Pilgrim’s Pride Corporation (“Pilgrim’s Pride” or the “Company”); (ii) defendants JBS Wisconsin Properties, LLC, JBS USA Food Company, JBS USA Food Company Holdings, and JBS, S.A. (collectively, “JBS”); (iii) defendants Gilberto Tomazoni, Wesley Mendonça Batista, Joesley Mendonça Batista, Andre Nogueira de Souza, Ajay Menon, Farha Aslam, Raul Padilla, Wallim Cruz de Vasconcellos Jr., and Arquimedes A. Celis (collectively, the “Director Defendants,” and together with JBS, the “Defendants”); and (iv) the Company, as nominal defendant (together with Plaintiffs and Defendants, the “Parties” and each a “Party”) have reached a proposed settlement of the Action for $31,000,000 (United States Dollars) in cash (the “Settlement”). The proposed Settlement, if approved by the Court, will resolve all claims in the Action. PLEASE READ THIS NOTICE CAREFULLY AND IN ITS ENTIRETY. This Notice explains how members of the Settlement Class (as defined in paragraph 15 below) (“Class Members,” and each a “Class Member”) and current Pilgrim’s Pride stockholders (with respect to derivative claims) will be affected by the Settlement. PLEASE NOTE: The cash recovery from the Settlement will go to the Company. Individual Company stockholders will not receive any direct payment from the Settlement. Accordingly, there is no Proof of Claim Form for stockholders to submit 1 Any capitalized terms not otherwise defined in this Notice shall have the meanings given to them in the Stipulation and Agreement of Settlement, Compromise, and Release entered into by the Parties on August 4, 2026 (the “Stipulation”). A copy of the Stipulation is available at www.PPCStockholdersLitigation.com.

Questions? Call 1-833-200-3811, email info@PPCStockholdersLitigation.com, or visit www.PPCStockholdersLitigation.com 3 in connection with this Settlement, and stockholders are not required to take any action in response to this Notice. WHAT THIS NOTICE CONTAINS What Is The Purpose Of This Notice? .............................................................. Page 3 What Is This Case About? ................................................................................ Page 4 How Do I Know If I Am Affected By The Settlement? ................................... Page 6 What Are The Terms Of The Settlement? ........................................................ Page 7 What Are The Parties’ Reasons For The Settlement? ...................................... Page 7 What Will Happen If The Settlement Is Approved? What Claims Will The Settlement Release? ................................................................................ Page 9 How Will Plaintiffs’ Counsel Be Paid? .......................................................... Page 12 When and Where Will The Settlement Hearing Be Held? Do I Have To Attend The Hearing? May I Speak At The Hearing If I Don’t Like The Settlement? ...................................................................... Page 12 Can I See The Court File? Whom Should I Contact If I Have Questions? .... Page 16 What If I Held Shares On Someone Else’s Behalf? ....................................... Page 17 WHAT IS THE PURPOSE OF THIS NOTICE? 1. The purpose of this Notice is to notify Class Members and current Pilgrim’s Pride stockholders (with respect to derivative claims) of the existence of the Action and the terms of the proposed Settlement of the Action. The Notice is also being sent to inform Class Members and current Pilgrim’s Pride stockholders of a hearing that the Court has scheduled to consider the fairness, reasonableness, and adequacy of the Settlement and the application by Plaintiffs’ Counsel for an award of attorneys’ fees and expenses (the “Settlement Hearing”). See paragraphs 27-28 below for details about the Settlement Hearing, including the date and time of the hearing. 2. The Court directed that this Notice be mailed to you because you may be a member of the Settlement Class or a current Pilgrim’s Pride stockholder. The

Questions? Call 1-833-200-3811, email info@PPCStockholdersLitigation.com, or visit www.PPCStockholdersLitigation.com 4 Court has directed us to send you this Notice because, as a Class Member or current Pilgrim’s Pride stockholder, you have a right to know about your options before the Court rules on the proposed Settlement. Additionally, you have the right to understand how the Action and the proposed Settlement generally affects your legal rights. Please Note: The Court may approve the proposed Settlement with such modifications as the Parties may agree to, if appropriate, without further notice to the Settlement Class or current Pilgrim’s Pride stockholders. 3. The issuance of this Notice is not an expression by the Court of any findings of fact or any opinion concerning the merits of any claim in the Action, and the Court has not yet decided whether to approve the Settlement. WHAT IS THIS CASE ABOUT? THE FOLLOWING RECITATION DOES NOT CONSTITUTE FINDINGS OF THE COURT. THE COURT HAS MADE NO FINDINGS WITH RESPECT TO THE FOLLOWING MATTERS AND THESE RECITATIONS SHOULD NOT BE UNDERSTOOD AS AN EXPRESSION OF ANY OPINION OF THE COURT AS TO THE MERITS OF ANY OF THE CLAIMS OR DEFENSES RAISED BY ANY OF THE PARTIES. 4. On October 25, 2024, Pilgrim’s Pride filed a preliminary proxy statement disclosing that the Company’s board of directors (the “Board”) approved an amendment to the Company’s certificate of incorporation (the “Charter Amendment”) and entered into a Tax Sharing Agreement with JBS (the “Tax Sharing Agreement”). The Company also scheduled a special stockholder meeting for December 4, 2024, to vote on the proposed Charter Amendment. The Charter Amendment provided that, for so long as JBS owned at least 80% of the outstanding shares of the Company’s stock (it did at that time, and continued to do so at the time of the Stipulation), the size of the Board would be set at ten directors and JBS would have the right to elect eight directors. The Tax Sharing Agreement provided the terms under which JBS would share a portion of its tax savings with Pilgrim’s Pride. 5. On December 10, 2024, Pilgrim’s Pride filed a definitive proxy statement and rescheduled the special meeting of stockholders for December 23, 2024. At the special meeting, the Company’s stockholders voted to approve the Charter Amendment, which became effective on December 30, 2024.

Questions? Call 1-833-200-3811, email info@PPCStockholdersLitigation.com, or visit www.PPCStockholdersLitigation.com 5 6. On July 17, 2025, Plaintiffs filed a Verified Derivative and Class Action Complaint (the “Complaint”) alleging breaches of fiduciary duty against: (i) JBS in its capacity as the Company’s controlling stockholder; and (ii) the Director Defendants in their capacities as directors of Pilgrim’s Pride. Plaintiffs alleged, among other things, that Defendants breached their fiduciary duties by approving the Charter Amendment, which allowed JBS to consolidate Pilgrim’s Pride’s financials for tax purposes and therefore purportedly provided significant non- ratable benefits to JBS. Plaintiffs also alleged that Defendants breached their fiduciary duties by entering into the Tax Sharing Agreement with JBS without negotiating an agreement that equitably divided the benefits between the Company and JBS. 7. On October 1, 2025, Defendants moved to dismiss the Complaint and filed their opening briefs in support thereof. Defendants argued, among other things, that: (i) Plaintiffs’ claims were derivative, not direct; (ii) Plaintiffs failed to make a pre-suit demand on the Company, and demand was not excused as futile; (iii) Defendants were entitled to safe harbor treatment of the Charter Amendment and the Tax Sharing Agreement under Section 144 of the Delaware General Corporation Law because they were approved by a committee of disinterested directors who were delegated authority to negotiate and reject transactions of this kind; (iv) the terms of the Charter Amendment and the Tax Sharing Agreement were entirely fair to PPC and its stockholders; and (v) Plaintiffs failed to plead non- exculpated breach of fiduciary duty claims. 8. On November 14, 2025, Plaintiffs filed an omnibus answering brief in opposition to Defendants’ motions to dismiss the Complaint. 9. On December 12, 2025, Defendants filed their reply briefs in further support of their motions to dismiss the Complaint. 10. On March 26, 2026, the Court rescheduled the hearing on the motions to dismiss from April 6, 2026 to October 1, 2026. 11. After the motions to dismiss were fully briefed but before the hearing had occurred, the Parties agreed to engage in private mediation and retained former U.S. District Judge Layn R. Phillips to act as mediator in the Action (the “Mediator”). Counsel for the Parties participated in a mediation session before the Mediator on March 31, 2026. In advance of that session, the Parties exchanged and

Questions? Call 1-833-200-3811, email info@PPCStockholdersLitigation.com, or visit www.PPCStockholdersLitigation.com 6 submitted detailed mediation statements to the Mediator. The Parties did not reach agreement on a resolution of the Action during the mediation. 12. Following the mediation, the Mediator made a mediator’s recommendation that the Parties settle the Action for a payout by JBS to the Company of $31,000,000, over and above the already anticipated approximately $50 million that would become due to the Company under the Tax Sharing Agreement, which the Parties accepted. 13. After additional negotiations regarding the specific terms of their agreement, the Parties entered into the Stipulation on August 4, 2026. The Stipulation, which reflects the final and binding agreement between the Parties on the terms and conditions of the Settlement, can be viewed at www.PPCStockholdersLitigation.com. 14. On August 13, 2026, the Court entered a Scheduling Order directing that notice of the Settlement be provided to potential Class Members and Current Stockholders, and scheduling the Settlement Hearing to, among other things, consider whether to grant final approval to the Settlement. HOW DO I KNOW IF I AM AFFECTED BY THE SETTLEMENT? 15. If you are (i) a member of the Settlement Class, and/or (ii) a current holder of Pilgrim’s Pride common stock (with respect to derivative claims), you are subject to the Settlement. The Settlement Class preliminarily certified by the Court solely for purposes of the Settlement consists of: The holders of shares of Pilgrim’s Pride common stock that were issued and outstanding between, and including September 1, 2024 and December 30, 2024 (the “Class Shares”), in their capacities as holders of Class Shares, together with their heirs, assignees, transferees, and successors-in-interest, in each case in their capacity as holders of Class Shares. Excluded from the Settlement Class are Defendants; their respective successors and assigns; the past and current executive officers and directors of Pilgrim’s Pride and JBS; the immediate family members of any of the above excluded persons; any entity in which any of the above excluded persons or entities have or had a direct or controlling ownership interest; and the legal representatives, heirs,

Questions? Call 1-833-200-3811, email info@PPCStockholdersLitigation.com, or visit www.PPCStockholdersLitigation.com 7 successors-in-interest or assigns of any such excluded persons or entities. Please Note: The Settlement Class is a non-“opt-out” class pursuant to Delaware Court of Chancery Rules 23(a), 23(b)(1), and 23(b)(2). Accordingly, Class Members do not have the right to exclude themselves from the Settlement Class. WHAT ARE THE TERMS OF THE SETTLEMENT? 16. The Parties have reached an agreement to settle all claims against Defendants in the Action in return for a cash payment of $31,000,000 (the “Settlement Amount”). The Settlement Amount represents the additional payment that would be made from JBS to Pilgrim’s Pride that would result from replacing the $725,000,000 figure contained in the definition of Dividend in the Tax Sharing Agreement with $1,170,000,000. 17. Under the terms of the Stipulation, JBS shall (i) pay or cause to be paid an initial settlement deposit of $250,000 of the Settlement Amount into an escrow account controlled by Plaintiffs’ Counsel, which Plaintiffs’ Counsel may use to pay Notice Costs; and (ii) pay or cause to be paid $30,750,000 of the Settlement Amount into an escrow account maintained and controlled by Pilgrim’s Pride. The Settlement Amount plus any interest earned thereon while on deposit in the escrow accounts, less (i) any Fee and Expense Award (as defined in paragraph 25 below), paid or payable and/or any reserve to account for any potential future Fee and Expense Award; (ii) any Taxes with respect to any income earned on Settlement Amount; and (iii) Notice Costs, shall be transferred to the Company no later than ten (10) business days after the Effective Date of the Settlement. WHAT ARE THE PARTIES’ REASONS FOR THE SETTLEMENT? 18. Plaintiffs believe that the claims asserted in the Action have merit, but also believe that the Settlement provides substantial and immediate benefits for the Settlement Class, Pilgrim’s Pride, and its current stockholders. In addition to these substantial benefits, Plaintiffs and their counsel have considered: (i) the attendant risks of continued litigation and the uncertainty of the outcome of the Action; (ii) the probability of success on the merits; (iii) the inherent problems of proof associated with, and possible defenses to, the claims asserted in the Action; (iv) the desirability of permitting the Settlement to be consummated according to its terms; (v) the expense and length of continued proceedings necessary to prosecute the Action

Questions? Call 1-833-200-3811, email info@PPCStockholdersLitigation.com, or visit www.PPCStockholdersLitigation.com 8 against the Defendants through trial and appeal; and (vi) the conclusion of Plaintiffs and their counsel that the terms and conditions of the Stipulation are fair, reasonable, and adequate, and that it is in the best interests of the Settlement Class, Pilgrim’s Pride, and its current stockholders to settle the Action on the terms set forth in the Stipulation. 19. Based on Plaintiffs’ Counsel’s thorough review and analysis of the relevant facts, allegations, defenses, and controlling legal principles, Plaintiffs’ Counsel believe that the Settlement set forth in the Stipulation is fair, reasonable, and adequate, and confers substantial benefits upon the Settlement Class, Pilgrim’s Pride, and its current stockholders. Based upon Plaintiffs’ Counsel’s evaluation as well as their own evaluation, Plaintiffs have determined that the Settlement is in the best interests of the Settlement Class, Pilgrim’s Pride, and its current stockholders and have agreed to settle the Action upon the terms and subject to the conditions set forth in the Stipulation. 20. Defendants deny any and all allegations of wrongdoing, fault, liability, violations of law or damages arising out of or related to any of the conduct, statements, acts, or omissions alleged in the Action, and maintain that their conduct was at all times proper, in the best interests of Pilgrim’s Pride and its stockholders, and in compliance with applicable law. Defendants further deny any breach of fiduciary duties or aiding and abetting any breach of such a fiduciary duty and further deny that Plaintiffs have asserted a valid claim as to any of the allegations made in this Action. Defendants also deny that Pilgrim’s Pride or its stockholders were harmed by any conduct of Defendants alleged in the Action or that could have been alleged in the Action. Each of the Defendants asserts that, at all relevant times, they acted in good faith and in a manner they reasonably believed to be in the best interests of Pilgrim’s Pride and all of its stockholders. Defendants, however, recognize the uncertainty and the risk inherent in any litigation, and the difficulties and substantial burdens, expense, and length of time that may be necessary to defend this proceeding through the conclusion of trial, post-trial motions, and appeal. In particular, Defendants are cognizant of the business disruptions, inconvenience, expense burdens this Action is imposing on Pilgrim’s Pride and its management, and the impact that continued litigation will have on management’s ability to continue focusing on the creation of stockholder value. Defendants wish to eliminate the uncertainty, risk, burden, distraction, and expense of further litigation, and to permit the operation of Pilgrim’s Pride without further distraction and diversion of its directors and executive personnel with respect to the Action. Defendants have therefore determined to settle the Action on the terms and conditions set forth in the

Questions? Call 1-833-200-3811, email info@PPCStockholdersLitigation.com, or visit www.PPCStockholdersLitigation.com 9 Stipulation solely to put the Released Plaintiffs’ Claims (defined in paragraph 22 below) to rest, finally and forever, without in any way acknowledging any wrongdoing, fault, liability, or damages. The Settlement and the Stipulation shall in no event be construed as, or deemed to be, evidence of or an admission or concession on the part of any of the Defendants with respect to any claim or factual allegation or of any fault or liability or wrongdoing or damage whatsoever or any infirmity in the defenses that any of the Defendants have or could have asserted. WHAT WILL HAPPEN IF THE SETTLEMENT IS APPROVED? WHAT CLAIMS WILL THE SETTLEMENT RELEASE? 21. If the Settlement is approved, the Court will enter a Final Order and Judgment (the “Judgment”). Pursuant to the Judgment, all claims asserted against Defendants in the Action will be dismissed with prejudice and the following Releases will occur: (i) Upon the Effective Date of the Settlement, Plaintiffs, the Company, and any member of the Settlement Class, shall be deemed to have, and by operation of law and of the Judgment shall have, fully, finally, and forever dismissed with prejudice, settled, resolved, and discharged the Released Plaintiffs’ Claims (defined below) against the Released Defendants’ Persons (defined below), and shall forever be barred and enjoined from prosecuting the Released Plaintiffs’ Claims against the Released Defendants’ Persons. (ii) Upon the Effective Date of the Settlement, Defendants and the Company shall be deemed to have, and by operation of law and of the Judgment shall have, fully, finally, and forever dismissed with prejudice, settled, resolved, and discharged the Released Defendants’ Claims (defined below) against the Released Plaintiffs’ Persons (defined below), and shall forever be barred and enjoined from prosecuting the Released Defendants’ Claims against the Released Plaintiffs’ Persons. 22. The following capitalized terms used in paragraph 21 above shall have the meanings specified below: “Released Defendants’ Claims” means any and all claims and causes of action, including Unknown Claims (defined below), that arise out of or relate to the institution, prosecution, or settlement of the claims asserted in the Action, except for claims relating to the enforcement of the Settlement.

Questions? Call 1-833-200-3811, email info@PPCStockholdersLitigation.com, or visit www.PPCStockholdersLitigation.com 10 “Released Defendants’ Persons” means Defendants, the Company, and any of their family members, spouses, parent entities, controlling persons, associates, affiliates or subsidiaries and each and all of their respective past or present officers, directors, stockholders, principals, representatives, employees, fiduciaries, attorneys, financial or investment advisors, consultants, accountants, investment bankers, commercial bankers, entities providing fairness opinions, advisors or agents, insurers, heirs, executors, trusts, trustees, general or limited partners or partnerships, limited liability companies, members, managers, joint ventures, personal or legal representatives, estates, administrators, beneficiaries, predecessors, successors, and assigns. “Released Persons” means, collectively, the Released Plaintiffs’ Persons and the Released Defendants’ Persons. “Released Plaintiffs’ Claims” means any claims, demands, rights, actions, causes of action, liabilities, damages, losses, obligations, judgments, duties, suits, costs, expenses, matters, and issues, whether direct or derivative, contingent or absolute, suspected or unsuspected, disclosed or undisclosed, liquidated or unliquidated, matured or unmatured, accrued or unaccrued, apparent or unapparent, including known claims and Unknown Claims (defined below), that have been asserted in the Complaint or could have been asserted in any other court, tribunal, or proceeding by or on behalf of the Company, Plaintiffs, or any other member of the Settlement Class that arise out of or relate to the acts, events, facts, matters, transactions, occurrences, statements, representations, misrepresentations, or omissions, or any other matter set forth in the Complaint, including without limitation, any such claims concerning the Charter Amendment and the Tax Sharing Agreement; provided, however, that the Released Plaintiffs’ Claims shall not include any claims to enforce the Settlement. “Released Plaintiffs’ Persons” means Plaintiffs, any other member of the Settlement Class, the Company, Plaintiffs’ Counsel, or any of their respective family members, spouses, parent entities, controlling persons, associates, affiliates or subsidiaries and each and all of their respective past or present officers, directors, stockholders, principals, representatives, employees, fiduciaries, attorneys, financial or investment advisors, consultants, accountants, investment bankers, commercial bankers, entities providing fairness opinions, advisors or agents, insurers, heirs, executors, trusts,

Questions? Call 1-833-200-3811, email info@PPCStockholdersLitigation.com, or visit www.PPCStockholdersLitigation.com 11 trustees, general or limited partners or partnerships, limited liability companies, members, managers, joint ventures, personal or legal representatives, estates, administrators, beneficiaries, predecessors, successors, and assigns. “Unknown Claims” means any Released Plaintiffs’ Claims that any Plaintiff or any member of the Settlement Class do not know or suspect to exist in his, her, or its favor at the time of the release of such claims, and any Released Defendants’ Claims that any Defendant or the Company does not know or suspect to exist in his, her, or its favor at the time of the release of the Released Defendants’ Claims, which, if known by him, her, or it, might have affected his, her, or its decision(s) with respect to this Settlement. With respect to any and all Released Claims, the Parties stipulate and agree that, upon the Effective Date of the Settlement, the Parties shall expressly waive any and all provisions, rights, and benefits conferred by any law of any state or territory of the United States, or principle of common law or foreign law, which is similar, comparable, or equivalent to California Civil Code §1542, which provides: A general release does not extend to claims that the creditor or releasing party does not know or suspect to exist in his or her favor at the time of executing the release and that, if known by him or her, would have materially affected his or her settlement with the debtor or released party. The Parties acknowledge that the foregoing waiver was separately bargained for and a key element of the Settlement. 23. By Order of the Court, (i) all proceedings in the Action other than proceedings necessary to carry out or enforce the terms and conditions of the Stipulation, have been stayed, and (ii) pending final determination of whether the Settlement should be approved, Plaintiffs, the Company, and any member of the Settlement Class are barred and enjoined from prosecuting any Released Plaintiffs’ Claims against any of the Released Defendants’ Persons.

Questions? Call 1-833-200-3811, email info@PPCStockholdersLitigation.com, or visit www.PPCStockholdersLitigation.com 12 HOW WILL PLAINTIFFS’ COUNSEL BE PAID? 24. Plaintiffs’ Counsel2 have not received any payment for their services in pursuing claims asserted in the Action, nor have Plaintiffs’ Counsel been paid for their Litigation Expenses incurred in connection with the Action. In connection with the Settlement, Plaintiffs’ Counsel will apply to the Court for a collective award of attorneys’ fees and payment of Litigation Expenses in an amount not to exceed $4,805,000 to be paid solely from (and out of) the Settlement Fund (“Fee and Expense Application”). 25. The Court will determine the amount of any attorneys’ fees and expenses awarded to Plaintiffs’ Counsel (the “Fee and Expense Award”). The Fee and Expense Award will be paid solely from (and out of) the Settlement Fund in accordance with the terms of the Stipulation. Pilgrim’s Pride stockholders are not personally liable for any such fees or expenses. WHEN AND WHERE WILL THE SETTLEMENT HEARING BE HELD? DO I HAVE TO ATTEND THE HEARING? MAY I SPEAK AT THE HEARING IF I DON’T LIKE THE SETTLEMENT? 26. Class Members and current Pilgrim’s Pride stockholders do not need to attend the Settlement Hearing. The Court will consider any submission made in accordance with the provisions below even if a Class Member or current Pilgrim’s Pride stockholder does not attend the Settlement Hearing. 27. Please Note: The date and time of the Settlement Hearing may change without further written notice to Class Members or current Pilgrim’s Pride stockholders. In addition, the Court may decide to conduct the Settlement Hearing remotely by telephone or videoconference, or otherwise allow Class Members and current Pilgrim’s Pride stockholders to appear at the hearing remotely by phone or video, without further written notice to Class Members or current Pilgrim’s Pride stockholders. In order to determine whether the date and time of the Settlement Hearing have changed, or whether Class Members or current Pilgrim’s Pride stockholders must or may participate remotely by phone or video, it is important that you monitor the 2 “Plaintiffs’ Counsel” consists of the law firms Equity Litigation Group LLP, Labaton Keller Sucharow LLP, Friedman & Tejtel PLLC, and Bernstein Litowitz Berger & Grossmann LLP.

Questions? Call 1-833-200-3811, email info@PPCStockholdersLitigation.com, or visit www.PPCStockholdersLitigation.com 13 Court’s docket and the Settlement website, www.PPCStockholdersLitigation.com, before making any plans to attend the Settlement Hearing. 28. Absent further order of the Court, the Settlement Hearing will be held on November 20, 2026, at 11:00 a.m., before The Honorable Paul A. Fioravanti, Jr., Vice Chancellor, at the Court of Chancery of the State of Delaware, New Castle County, Leonard L. Williams Justice Center, 500 North King Street, Wilmington, DE 19801, to, among other things: (i) determine whether to finally certify the Settlement Class for settlement purposes only, pursuant to Court of Chancery Rules 23(a), 23(b)(1), and 23(b)(2); (ii) determine whether Plaintiffs and Plaintiffs’ Counsel have adequately represented the Settlement Class and the Company, and whether Plaintiffs should be finally appointed as Class Representatives for the Settlement Class and Plaintiffs’ Counsel should be finally appointed as Class Counsel for the Settlement Class; (iii) determine whether the proposed Settlement should be approved as fair, reasonable, and adequate to the Settlement Class, the Company, and its current stockholders, and is in each of their best interests; (iv) determine whether the proposed Final Order and Judgment approving the Settlement, dismissing the Action with prejudice, and granting the Releases provided under the Stipulation (and described above) should be entered; (v) determine whether and in what amount any Fee and Expense Award to Plaintiffs’ Counsel should be paid out of the Settlement Fund; (vi) hear and rule on any objections to the Settlement and/or Plaintiffs’ Counsel’s Fee and Expense Application; and (vii) consider any other matters that may properly be brought before the Court in connection with the Settlement. 29. Any Class Member or current Pilgrim’s Pride stockholder may file a written objection to the proposed Settlement and/or Plaintiffs’ Counsel’s Fee and Expense Application (“Objector”), if he, she, or it has any cause why the proposed Settlement and/or Plaintiffs’ Counsel’s Fee and Expense Application should not be approved; provided, however, that, unless otherwise directed by the Court for good cause shown, no Objector shall be heard or entitled to contest the approval of the terms and conditions of the proposed Settlement and/or Plaintiffs’ Counsel’s Fee and Expense Application, unless that person or entity files a written objection with the Register in Chancery, Court of Chancery of the State of Delaware, New Castle County, Leonard L. Williams Justice Center, 500 North King Street, Wilmington, DE 19801 (electronically by File & ServeXpress, by hand, by first-class U.S. mail, or by express service) and, if not served electronically by File & ServeXpress, serve copies of the objection upon each of the following counsel at the following addresses such that they are received no later than November 5, 2026:

Questions? Call 1-833-200-3811, email info@PPCStockholdersLitigation.com, or visit www.PPCStockholdersLitigation.com 14 PLAINTIFFS’ COUNSEL Mark Lebovitch Bernstein Litowitz Berger & Grossmann LLP 1251 Avenue of the Americas, 44th Floor New York, NY 10020 Jeremy Friedman Friedman & Tejtel PLLC 493 Bedford Center Road, Suite 2D Bedford Hills, NY 10507 Joel Fleming Equity Litigation Group LLP 1 Washington Mall #1307 Boston, MA 02108 Ned Weinberger Labaton Keller Sucharow LLP 222 Delaware Avenue, Suite 1510 Wilmington, DE 19801 DEFENDANTS’ COUNSEL Andrew Hammond White & Case LLP 1221 Avenue of the Americas New York, NY 10020-1095 Chad Williams Davis Graham & Stubbs LLP 3400 Walnut Street, Suite 700 Denver, CO 80205 Kevin M. Gallagher Richards, Layton & Finger, P.A. One Rodney Square 920 North King Street Wilmington, DE 19801 Brian Ralston Potter Anderson & Corroon LLP 1313 North Market Street Sixth Floor Wilmington, DE 19801 Joseph B. Cicero Chipman Brown Cicero & Cole LLP Hercules Plaza 1313 N. Market Street, Suite 5400 Wilmington, DE 19801

Questions? Call 1-833-200-3811, email info@PPCStockholdersLitigation.com, or visit www.PPCStockholdersLitigation.com 15 30. Any objections must: (i) identify the case name and civil action number, “City of Miami Beach Fire and Police Pension Fund et al. v. JBS Wisconsin Properties, LLC et al., C.A. No. 2025-0828-PAF”; (ii) state the name, address, and telephone number of the Objector and, if represented by counsel, the name, address, and telephone number of the Objector’s counsel; (iii) be signed by the Objector or, if represented by counsel, the Objector’s counsel; (iv) state with specificity the grounds for and purpose of the objection, including a detailed statement of the specific legal and factual basis for each and every objection and, if the Objector is a member of the Settlement Class, whether the objection applies only to the objector, to a specific subset of the Settlement Class, or to the entire Settlement Class; (v) if the Objector has indicated that he, she, or it intends to appear at the Settlement Hearing, state the identity of any witnesses the Objector may call to testify, and identify any exhibits the Objector intends to introduce into evidence at the hearing; and (vi) include documentary evidence sufficient to prove that the Objector is a member of the Settlement Class or a current Pilgrim’s Pride stockholder. Plaintiffs’ Counsel are authorized to request from any Objector additional information or documentation sufficient to prove that the Objector is a member of the Settlement Class or a current Pilgrim’s Pride stockholder. 31. You may file a written objection without having to appear at the Settlement Hearing. You may not, however, appear at the Settlement Hearing to present your objection unless you first file and serve a written objection in accordance with the procedures described above, unless the Court orders otherwise. 32. If you wish to be heard orally at the hearing in opposition to the approval of the Settlement or Plaintiffs’ Counsel’s Fee and Expense Application (assuming you timely file and serve a written objection as described above), you must also file a notice of appearance with the Register in Chancery and serve it on Plaintiffs’ Counsel and Defendants’ Counsel at the addresses set forth in paragraph 29 above so that the notice is received on or before November 5, 2026. Persons who intend to object and desire to present evidence at the Settlement Hearing must include in their written objection or notice of appearance the identity of any witnesses they may call to testify and exhibits they intend to introduce into evidence at the hearing. Such persons may be heard orally at the discretion of the Court. 33. You are not required to hire an attorney to represent you in making written objections or in appearing at the Settlement Hearing. However, if you decide to hire an attorney, it will be at your own expense, and that attorney must file a notice of appearance with the Court and serve it on Plaintiffs’ Counsel and Defendants

Questions? Call 1-833-200-3811, email info@PPCStockholdersLitigation.com, or visit www.PPCStockholdersLitigation.com 16 Counsel at the addresses set forth in paragraph 29 above so that the notice is received on or before November 5, 2026. 34. The Settlement Hearing may be adjourned by the Court without further written notice to Class Members or current Pilgrim’s Pride stockholders. If you intend to attend the Settlement Hearing, you should confirm the date, time, and location with Plaintiffs’ Counsel. 35. Unless the Court orders otherwise, any Class Member or current Pilgrim’s Pride stockholder who does not object in the manner described above will be deemed to have waived any objection (including the right to appeal) and shall be forever foreclosed from making any objection to the Settlement or Plaintiffs’ Counsel’s Fee and Expense Application or any other matter related to the Settlement or the Action, and will otherwise be bound by the Judgment to be entered and the Releases to be given. Class Members and current Pilgrim’s Pride stockholders do not need to appear at the Settlement Hearing or take any other action to indicate their approval. CAN I SEE THE COURT FILE? WHOM SHOULD I CONTACT IF I HAVE QUESTIONS? 36. This Notice contains only a summary of the terms of the proposed Settlement. For more detailed information about the matters involved in the Action, you are referred to the papers on file in the Action, including the Stipulation, which may be inspected during regular office hours at the Office of the Register in Chancery, Court of Chancery of the State of Delaware, New Castle County, Leonard L. Williams Justice Center, 500 North King Street, Wilmington, DE 19801. Additionally, copies of the Stipulation and any related orders entered by the Court will be posted on the Settlement website, www.PPCStockholdersLitigation.com. If you have questions regarding the Settlement, you may contact the Notice Administrator by mail at Pilgrim’s Pride Stockholders Litigation, c/o Strategic Claims Services, P.O. Box 230, 600 N. Jackson Street, Suite 205, Media, PA 19063; by telephone at 1-833-200-3811; or by email at info@PPCStockholdersLitigation.com. You may also contact Plaintiffs’ Counsel: Joel Fleming, Equity Litigation Group LLP, 1 Washington Mall #1307, Boston, MA 02108, 617-468-8602 (telephone), and jfleming@equitylitigation.com (email); Jeremy Friedman, Friedman & Tejtel PLLC, 493 Bedford Center Road, Suite 2D, Bedford Hills, NY 10507, 888-529- 1108 (telephone), and jfriedman@fotpllc.com (email); Ned Weinberger, Labaton

Questions? Call 1-833-200-3811, email info@PPCStockholdersLitigation.com, or visit www.PPCStockholdersLitigation.com 17 Keller Sucharow LLP, 222 Delaware Avenue, Suite 1510, Wilmington, DE 19801, 302-573-6938 (telephone), and nweinberger@labaton.com (email); and Mark Lebovitch, Bernstein Litowitz Berger & Grossmann LLP, 1251 Avenue of the Americas, 44th Floor, New York, NY 10020, 800-380-8496 (telephone), and settlements@blbglaw.com (email). WHAT IF I HELD SHARES ON SOMEONE ELSE’S BEHALF? 37. If you are a broker or other nominee that held shares of Pilgrim’s Pride common stock (i) between, and including September 1, 2024 and December 30, 2024 and/or (ii) as of the close of business on August 4, 2026, for the beneficial interest of persons or entities other than yourself, you are requested to either: (i) within seven (7) calendar days of receipt of this Notice, request from the Notice Administrator sufficient copies of this Notice to forward to all such beneficial owners and within seven (7) calendar days of receipt of those Notices forward them to all such beneficial owners; or (ii) within seven (7) calendar days of receipt of this Notice, provide a list of the names, addresses, and, if available, email addresses of all such beneficial owners to Pilgrim’s Pride Stockholders Litigation, c/o Strategic Claims Services, P.O. Box 230, 600 N. Jackson Street, Suite 205, Media, PA 19063. If you choose the second option, the Notice Administrator will send a copy of the Notice to the beneficial owners. Upon full compliance with these directions, such nominees may seek reimbursement of their reasonable expenses actually incurred by providing the Notice Administrator with proper documentation supporting the expenses for which reimbursement is sought. A copy of this Notice may also be obtained from the Settlement website, www.PPCStockholdersLitigation.com, by calling the Notice Administrator toll free at 1-833-200-3811, or by emailing the Notice Administrator at info@PPCStockholdersLitigation.com. DO NOT CALL OR WRITE THE COURT OR THE OFFICE OF THE REGISTER IN CHANCERY ABOUT THIS NOTICE OR QUESTIONS ABOUT THE TERMS OF THE PROPOSED SETTLEMENT. Dated: August 28, 2026 BY ORDER OF THE COURT OF CHANCERY OF THE STATE OF DELAWARE